                      SECURITIES AND EXCHANGE COMMISSION

                          Washington,  D.C.  20549


                                 FORM  8 - K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               August 14, 2002


                     THE BANK OF NEW YORK COMPANY, INC.
                     ----------------------------------
           (exact name of registrant as specified in its charter)


                                  NEW YORK
                                  --------
               (State or other jurisdiction of incorporation)


                001-06152                          13-2614959
                ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)



        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


               212-495-1784
               ------------
      (Registrant's telephone number,
           including area code)



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ITEM 9.   Regulation FD Disclosure
          ------------------------

Below are the statements required by the Securities and Exchange Commission order of June 27, 2002 and the certifications pursuant to 18 U.S.C. Section 1350.


The Bank of New York Company, Inc.

Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating To Exchange Act Filings


I, Thomas A. Renyi, Chief Executive Officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The Bank of New York Company, Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

    - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement is a "covered report":

    - 2001 Annual Report on Form 10-K of the Company

    - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    - any amendments to any of the foregoing.


 /s/ Thomas A. Renyi                              Subscribed and sworn to
 -------------------                              before me this 14th day of
 Thomas A. Renyi                                  August 2002.
 Chief Executive Officer
                                                  /s/ Ellen I. Banney
                                                  -------------------
                                                  Ellen I. Banney
                                                  Notary Public

                                                  My Commission Expires:
                                                  July 7, 2003

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                                   Certification


     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Bank of New York Company, Inc. (the "Company"), hereby certifies, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 14, 2002
                                   /s/ Thomas A. Renyi
                                   -------------------
                                   Thomas A. Renyi
                                   Chief Executive Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

The Bank of New York Company, Inc.

Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating To Exchange Act Filings

I, Bruce W. Van Saun, Chief Financial Officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The Bank of New York Company, Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

    - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3)In this statement under oath, each of the following, if filed on or before the date of this statement is a "covered report":

    - 2001 Annual Report on Form 10-K of the Company

    - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    - any amendments to any of the foregoing.



/s/ Bruce W. Van Saun                           Subscribed and sworn to
---------------------                           before me this 14th day of
Bruce W. Van Saun                               August 2002.
Chief Financial Officer

                                                /s/ Ellen I. Banney
                                                -------------------
                                                Ellen I. Banney
                                                Notary Public

                                                My Commission Expires:
                                                July 7, 2003

                                   Certification



     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Bank of New York Company, Inc. (the "Company"), hereby certifies, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   August 14, 2002
                                      /s/ Bruce W. Van Saun
                                      ---------------------
                                      Bruce W. Van Saun
                                      Chief Financial Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 14, 2002

                                          THE BANK OF NEW YORK COMPANY, INC.
                                          (Registrant)


                                            By: /s/ Thomas J. Mastro
                                               -------------------------
                                          Name:    Thomas J. Mastro
                                         Title:    Comptroller